Exhibit 99.1

EbixCash Receives SEBI Clearance

Noida and Johns Creek – April 10, 2023 – EbixCash Limited, a subsidiary of Ebix, Inc. (NASDAQ: EBIX), a leading international supplier of On-Demand software and E-commerce services to the insurance, financial, healthcare and e-learning industries, today announced that it has received the final observation letter/clearance from the Securities and Exchange Board of India (SEBI) for its proposed initial Public Offering (IPO). EbixCash will now be working with its advisors on the next steps leading to the listing of EbixCash on NSE and BSE.

About EbixCash

With a “Phygital” strategy that combines over 650,000 physical agent distribution outlets throughout India and Southeast Asia, to an Omni-channel online digital platform, the Company’s Financial exchange portfolio of software and services encompasses domestic and international money remittance, foreign exchange (Forex), pre-paid gift cards, utility payments, travel services and technologies for insurance, bus information systems, lending and wealth management across 75+ countries including India. EbixCash has Forex operations in approximately 20 international airports, including Delhi, Mumbai, Mumbai, Hyderabad, Chennai and Kolkata. EbixCash is a leader in the international remittance business based on gross transactional value. EbixCash, through its travel portfolio (Via.com and EbixCash.com), is one of the leading travel exchanges based in India and catering to Southeast Asian markets, with over 517,000 agents and approximately 17,900 registered corporate clients. EbixCash’s financial technologies business offers software solutions to various clients in the areas of wealth, asset and lending management, insurance and bus information systems. EbixCash’s business process outsourcing services provide information technology and call center services to a variety of industries. For more information, visit the Company’s website at www.ebixcash.com

About Ebix, Inc.

With approximately 200 offices across 6 continents, Ebix, Inc., (NASDAQ: EBIX) endeavors to provide on-demand software and e-commerce services to the insurance, financial services, travel, healthcare and e-learning industries. In the Insurance sector, Ebix’s main focus is to develop and deploy a wide variety of insurance and reinsurance exchanges on an on-demand basis, while also, providing Software-as-a-Service (“SaaS”) enterprise solutions in the area of CRM, front-end & back-end systems, outsourced administration and risk compliance services, around the world.

Through its various SaaS-based software platforms, Ebix employs thousands of domain-specific technology professionals to provide products, support and consultancy to thousands of customers on six continents. For more information, visit the Company’s website at www.ebix.com

CONTACT:

Satish Sapru

satish.sapru@Ebix.com or +91 99990 13426

Darren Joseph

IR@ebix.com or +1 678 281 2027

David Collins or Chris Eddy, Catalyst Global

ebix@catalyst-ir.com or + 1 212-924-9800

SAFE HARBOR REGARDING FORWARD-LOOKING STATEMENTS

As used herein, the terms “Ebix,” “the Company,” “we,” “our,” and “us” refer to Ebix, Inc., a Delaware corporation, and its consolidated subsidiaries as a combined entity, except where it is clear that the terms mean only Ebix, Inc.

The information contained in this Press Release contains forward-looking statements and information within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. This information includes assumptions made by, and information currently available to management, including statements regarding future economic performance and financial condition, liquidity and capital resources, acceptance of the Company’s products by the market, and management’s plans and objectives. In addition, certain statements included in this and our future filings with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by us or with our approval, which are not statements of historical fact, are forward-looking statements. Words such as “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “seeks,” “plan,” “project,” “continue,” “predict,” “will,” and other words or expressions of similar meaning are intended by the Company to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are found at various places throughout this report and in the documents incorporated herein by reference. These statements are based on our current expectations about future events or results and information that is currently available to us, involve assumptions, risks, and uncertainties, and speak only as of the date on which such statements are made.

Our actual results may differ materially from those expressed or implied in these forward-looking statements. Factors that may cause such a difference, include, but are not limited to those discussed in our Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent reports filed with the SEC, as well as: the ongoing effects of the Covid-19 global pandemic, the willingness of independent insurance agencies to outsource their computer and other processing needs to third parties; pricing and other competitive pressures and the Company’s ability to gain or maintain share of sales as a result of actions by competitors and others; changes in estimates in critical accounting judgments; changes in or failure to comply with laws and regulations, including accounting standards, taxation requirements (including tax rate changes, new tax laws and revised tax interpretations) in domestic or foreign jurisdictions;

exchange rate fluctuations and other risks associated with investments and operations in foreign countries (particularly in India, Australia and Asia, Latin America and Europe wherein we have significant and/or growing operations); fluctuations in the equity markets, including market disruptions and significant interest rate fluctuations, which may impede our access to, or increase the cost of, external financing; ability to secure additional financing to support capital requirements; credit facility provisions that could materially restrict our business; costs and effects of litigation, investigations or similar matters that could affect our business, operating results and financial condition; and international conflict, including terrorist acts and wars.

Except as expressly required by the federal securities laws, the Company undertakes no obligation to update any such factors, or to publicly announce the results of, or changes to any of the forward-looking statements contained herein to reflect future events, developments, changed circumstances, or for any other reason. Readers should carefully review the disclosures and the risk factors described in the documents we file from time to time with the SEC, including future reports on Forms 10-Q and 8-K, and any amendments thereto.

You may obtain our SEC filings at our website, www.ebix.com under the “Investor Information” section, or over the Internet at the SEC’s web site, www.sec.gov

Disclaimer:

EbixCash Limited is proposing, subject to receipt of requisite approvals, market conditions and other considerations, to make an initial public offer of its equity shares and has filed a draft red herring prospectus (“DRHP”) with the Securities and Exchange Board of India. The DRHP is available on the website of the SEBI at www.sebi.gov.in as well as on the websites of the book running lead managers, Motilal Oswal Investment Advisors Limited at www.motilaloswalgroup.com, Equirus Capital Private Limited at www.equirus.com, ICICI Securities Limited at www.icicisecurities.com, SBI Capital Markets Limited at www.sbicaps.com and YES Securities (India) Limited at www.yesinvest.in, respectively, and the websites of the stock exchange(s) at www.bseindia.com and www.nseindia.com, respectively. Investors should note that investment in equity shares involves a high degree of risk and for details relating to such risk, see “Risk Factors” of the RHP, when available. Potential investors should not rely on the DRHP for any investment decision.